                                                                  Exhibit 10.48


 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT
     REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE
                 ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

NO. 3                                                               $100,000.00

                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999
                             Date: October 15, 1999
                               New York, New York

         Trans World Gaming Corp. ("TWG"), a Nevada corporation, and its wholly-owned subsidiaries, TWG International U.S. Corporation ("TWG International"), a Nevada corporation and TWG Finance Corp., a Delaware corporation ("TWG Finance"), which are collectively referred to herein as the "Issuer"), for value received, hereby promise to pay jointly and severally to, Geoffrey B. Baker or its registered assigns, the principal sum of $100,000.00 Dollars, at the Issuer's office or agency for said purpose, on March 17, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually on March 17 and September 17 (each an "Interest Payment Date") of each year, commencing with March 17, 2000, on said principal sum in like coin or currency at 12% simple interest per annum at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for unless the date hereof is a date to which interest on the Securities is paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from the date of issuance. To the extent lawful, the Issuer promises to pay interest on any interest payment past due but unpaid on such unpaid principal amount at a rate of 17% per annum compounded semi-annually.

         The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered on the 15th day of the month next preceding the month in which such interest payment falls, whether or not a Business Day (each an "Interest Record Date"), PROVIDED that interest may be paid, at the option of the Issuer, by mailing a check therefor payable on the Interest Payment Date to the registered Holder entitled thereto at his last address as it appears on the Security register.

         If interest on the Securities is in default, the Trustee shall, prior to the payment of interest, establish a special record date (the "Special Record Date") for such payment, which Special Record Date shall be not more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment. Payment of such defaulted interest shall then be made by check, as provided herein and in the Indenture, mailed or remitted to the persons in whose names the Securities are registered on the Special Record Date at the addresses or accounts of such persons shown on the security register.

         Interest on this Security will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth in this place.

         IN WITNESS WHEREOF, each Issuer has caused this instrument to be duly executed under its corporate seal.

[Seal]                                      TRANS WORLD GAMING CORP.

                                            By:
                                                -------------------------------

                                            Its: Chief Executive Officer


[Seal]                                      TWG INTERNATIONAL U.S. CORPORATION

                                            By:
                                                -------------------------------

                                            Its: Vice President


[Seal]                                      TWG FINANCE CORP.

                                            By:
                                                -------------------------------

                                            Its: Vice President

                              [REVERSE OF SECURITY]

                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999

         This Security is one of a series of duly authorized debt securities of the Issuer designated as "12% Senior Secured Notes Due March 17, 2005, Series 1999", issued in an aggregate principal amount of $3,000,000, and issued pursuant to that certain Second Supplemental Trust Indenture ("Supplemental Indenture") dated as of October 15, 1999, duly executed and delivered by the Issuer to U.S. Trust Company of Texas, N.A., as Trustee (hereinafter referred to as the "Trustee"), which Supplemental Indenture supplements the Indenture ("Original Indenture") dated as of March 31, 1998 and supplemented on October 29, 1998, duly executed and delivered by the Issuer to the Trustee. The Original Indenture and the Supplemental Indenture are hereinafter referred to as the "Indenture." Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Securities. The Securities are secured obligations of the Issuer. Capitalized terms used in this Security and not defined herein shall have the meaning set forth in the Indenture.

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal and interest in respect of all of the Securities then outstanding may be declared due and payable in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that the Holders of 50% in aggregate principal amount of the Securities then outstanding, by notice to the Trustee, may on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities or in respect of a covenant or provision that cannot be modified or amended without the consent of all Holders of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; PROVIDED that no such supplemental indenture shall, without the consent of each Holder affected thereby (with respect to any Securities held by a non-consenting Securityholder) (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver,
(ii) reduce the principal of
or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities, (iii) reduce the rate of or change the time for payment of interest on any Security, (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least 50% in aggregate principal amount of the then outstanding Securities and a waiver of the payment default that resulted from such acceleration), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest on the Securities,
(vii) waive a redemption payment with respect to any Security, or (viii) make any change in the foregoing amendment and waiver provisions.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and the interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons.

         At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         As provided in the Indenture, TWG International shall be required to make mandatory prepayments equal to Excess Cash Flow until the Obligations are fully defeased pursuant to Section 10.2 or until one hundred percent (100%) of the principal amount of the Securities, together with accrued and unpaid interest, is paid. The Securities may also be redeemed by the Issuer, in whole, or in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, at a redemption price equal to 100% of the principal amount of the Securities redeemed, together with accrued and unpaid interest to the date fixed for redemption. If there is a Change of Control (as defined in the Indenture), the Issuer shall be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued unpaid interest, if any, through the date of such purchase.

         Subject to payment by the Issuer of a sum sufficient to pay the amount due upon redemption, interest on this Security shall cease to accrue upon the date duly fixed for redemption of this Security.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer, employee or director, as such, past, present or future, of the Issuer or Trustee or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

         This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by an authorized signatory of the Trustee acting under the Indenture.

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities described in the within-mentioned Indenture.

Dated: October 15, 1999

                                      U.S. Trust Company of Texas, N.A., as
                                      Trustee



                                      By
                                         -----------------------------------
                                         Authorized Signatory

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

         I or we assign and transfer this Security to:

-------------------------------------------------------------------------------
         (Insert assignee's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint _________________________________________ agent to transfer this Security on the books of Issuer. The agent may substitute another to act for him.


If you want the Note certificate made out in another person's name, fill in the form below:

-------------------------------------------------------------------------------
         (insert other person's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type other person's name, address and zip code)

   Date:
        -----------------                --------------------------------------
                                                   Your Signature

                                         --------------------------------------
                                                   Signature Guaranty

                                         --------------------------------------
                                         Notice: Signature must be guaranteed
                                         by an "Eligible Guarantor Institution"
                                         as defined by Securities Exchange Act
                                         Rule 17Ad-15.

(Sign exactly as your name appears on the other side of this Security)

 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT
     REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE
                  ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 4                                                               $100,000.00

                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999
                             Date: October 15, 1999
                               New York, New York

         Trans World Gaming Corp. ("TWG"), a Nevada corporation, and its wholly-owned subsidiaries, TWG International U.S. Corporation ("TWG International"), a Nevada corporation and TWG Finance Corp., a Delaware corporation ("TWG Finance"), which are collectively referred to herein as the "Issuer"), for value received, hereby promise to pay jointly and severally to, Julio E. Heurtematte Jr. or its registered assigns, the principal sum of $100,000.00 Dollars, at the Issuer's office or agency for said purpose, on March 17, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually on March 17 and September 17 (each an "Interest Payment Date") of each year, commencing with March 17, 2000, on said principal sum in like coin or currency at 12% simple interest per annum at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for unless the date hereof is a date to which interest on the Securities is paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from the date of issuance. To the extent lawful, the Issuer promises to pay interest on any interest payment past due but unpaid on such unpaid principal amount at a rate of 17% per annum compounded semi-annually.

         The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered on the 15th day of the month next preceding the month in which such interest payment falls, whether or not a Business Day (each an "Interest Record Date"), PROVIDED that interest may be paid, at the option of the Issuer, by mailing a check therefor payable on the Interest Payment Date to the registered Holder entitled thereto at his last address as it appears on the Security register.

         If interest on the Securities is in default, the Trustee shall, prior to the payment of interest, establish a special record date (the "Special Record Date") for such payment, which Special Record Date shall be not more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment. Payment of such defaulted interest shall then be made by check, as provided herein and in the Indenture, mailed or remitted to the persons in whose names the Securities are registered on the Special Record Date at the addresses or accounts of such persons shown on the security register.

         Interest on this Security will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth in this place.

         IN WITNESS WHEREOF, each Issuer has caused this instrument to be duly executed under its corporate seal.

[Seal]                                      TRANS WORLD GAMING CORP.

                                            By:
                                                -------------------------------

                                            Its: Chief Executive Officer


[Seal]                                      TWG INTERNATIONAL U.S. CORPORATION

                                            By:
                                                -------------------------------

                                            Its: Vice President


[Seal]                                      TWG FINANCE CORP.

                                            By:
                                                -------------------------------

                                            Its: Vice President

                              [REVERSE OF SECURITY]

                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999

         This Security is one of a series of duly authorized debt securities of the Issuer designated as "12% Senior Secured Notes Due March 17, 2005, Series 1999", issued in an aggregate principal amount of $3,000,000, and issued pursuant to that certain Second Supplemental Trust Indenture ("Supplemental Indenture") dated as of October 15, 1999, duly executed and delivered by the Issuer to U.S. Trust Company of Texas, N.A., as Trustee (hereinafter referred to as the "Trustee"), which Supplemental Indenture supplements the Indenture ("Original Indenture") dated as of March 31, 1998 and supplemented on October 29, 1998, duly executed and delivered by the Issuer to the Trustee. The Original Indenture and the Supplemental Indenture are hereinafter referred to as the "Indenture." Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Securities. The Securities are secured obligations of the Issuer. Capitalized terms used in this Security and not defined herein shall have the meaning set forth in the Indenture.

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal and interest in respect of all of the Securities then outstanding may be declared due and payable in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that the Holders of 50% in aggregate principal amount of the Securities then outstanding, by notice to the Trustee, may on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities or in respect of a covenant or provision that cannot be modified or amended without the consent of all Holders of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; PROVIDED that no such supplemental indenture shall, without the consent of each Holder affected thereby (with respect to any Securities held by a non-consenting Securityholder) (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver,
(ii) reduce the principal of
or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities, (iii) reduce the rate of or change the time for payment of interest on any Security, (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least 50% in aggregate principal amount of the then outstanding Securities and a waiver of the payment default that resulted from such acceleration), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest on the Securities,
(vii) waive a redemption payment with respect to any Security, or (viii) make any change in the foregoing amendment and waiver provisions.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and the interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons.

         At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         As provided in the Indenture, TWG International shall be required to make mandatory prepayments equal to Excess Cash Flow until the Obligations are fully defeased pursuant to Section 10.2 or until one hundred percent (100%) of the principal amount of the Securities, together with accrued and unpaid interest, is paid. The Securities may also be redeemed by the Issuer, in whole, or in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, at a redemption price equal to 100% of the principal amount of the Securities redeemed, together with accrued and unpaid interest to the date fixed for redemption. If there is a Change of Control (as defined in the Indenture), the Issuer shall be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued unpaid interest, if any, through the date of such purchase.

         Subject to payment by the Issuer of a sum sufficient to pay the amount due upon redemption, interest on this Security shall cease to accrue upon the date duly fixed for redemption of this Security.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer, employee or director, as such, past, present or future, of the Issuer or Trustee or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

         This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by an authorized signatory of the Trustee acting under the Indenture.

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities described in the within-mentioned Indenture.

Dated: October 15, 1999

                                      U.S. Trust Company of Texas, N.A., as
                                      Trustee



                                      By
                                         -----------------------------------
                                         Authorized Signatory

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

         I or we assign and transfer this Security to:

-------------------------------------------------------------------------------
         (Insert assignee's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint _________________________________________ agent to transfer this Security on the books of Issuer. The agent may substitute another to act for him.


If you want the Note certificate made out in another person's name, fill in the form below:

-------------------------------------------------------------------------------
         (insert other person's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type other person's name, address and zip code)

   Date:
        -----------------                --------------------------------------
                                                   Your Signature

                                         --------------------------------------
                                                   Signature Guaranty

                                         --------------------------------------
                                         Notice: Signature must be guaranteed
                                         by an "Eligible Guarantor Institution"
                                         as defined by Securities Exchange Act
                                         Rule 17Ad-15.

(Sign exactly as your name appears on the other side of this Security)

 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT
     REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE
                  ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 2                                                                $100,000.00

                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999
                             Date: October 15, 1999
                               New York, New York

         Trans World Gaming Corp. ("TWG"), a Nevada corporation, and its wholly-owned subsidiaries, TWG International U.S. Corporation ("TWG International"), a Nevada corporation and TWG Finance Corp., a Delaware corporation ("TWG Finance"), which are collectively referred to herein as the "Issuer"), for value received, hereby promise to pay jointly and severally to, Malcolm M.B. Sterrett or its registered assigns, the principal sum of $100,000.00 Dollars, at the Issuer's office or agency for said purpose, on March 17, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually on March 17 and September 17 (each an "Interest Payment Date") of each year, commencing with March 17, 2000, on said principal sum in like coin or currency at 12% simple interest per annum at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for unless the date hereof is a date to which interest on the Securities is paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from the date of issuance. To the extent lawful, the Issuer promises to pay interest on any interest payment past due but unpaid on such unpaid principal amount at a rate of 17% per annum compounded semi-annually.

         The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered on the 15th day of the month next preceding the month in which such interest payment falls, whether or not a Business Day (each an "Interest Record Date"), PROVIDED that interest may be paid, at the option of the Issuer, by mailing a check therefor payable on the Interest Payment Date to the registered Holder entitled thereto at his last address as it appears on the Security register.

         If interest on the Securities is in default, the Trustee shall, prior to the payment of interest, establish a special record date (the "Special Record Date") for such payment, which Special Record Date shall be not more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment. Payment of such defaulted interest shall then be made by check, as provided herein and in the Indenture, mailed or remitted to the persons in whose names the Securities are registered on the Special Record Date at the addresses or accounts of such persons shown on the security register.

         Interest on this Security will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth in this place.

         IN WITNESS WHEREOF, each Issuer has caused this instrument to be duly executed under its corporate seal.

[Seal]                                      TRANS WORLD GAMING CORP.

                                            By:
                                                -------------------------------

                                            Its: Chief Executive Officer


[Seal]                                      TWG INTERNATIONAL U.S. CORPORATION

                                            By:
                                                -------------------------------

                                            Its: Vice President


[Seal]                                      TWG FINANCE CORP.

                                            By:
                                                -------------------------------

                                            Its: Vice President

                              [REVERSE OF SECURITY]

                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999

         This Security is one of a series of duly authorized debt securities of the Issuer designated as "12% Senior Secured Notes Due March 17, 2005, Series 1999", issued in an aggregate principal amount of $3,000,000, and issued pursuant to that certain Second Supplemental Trust Indenture ("Supplemental Indenture") dated as of October 15, 1999, duly executed and delivered by the Issuer to U.S. Trust Company of Texas, N.A., as Trustee (hereinafter referred to as the "Trustee"), which Supplemental Indenture supplements the Indenture ("Original Indenture") dated as of March 31, 1998 and supplemented on October 29, 1998, duly executed and delivered by the Issuer to the Trustee. The Original Indenture and the Supplemental Indenture are hereinafter referred to as the "Indenture." Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Securities. The Securities are secured obligations of the Issuer. Capitalized terms used in this Security and not defined herein shall have the meaning set forth in the Indenture.

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal and interest in respect of all of the Securities then outstanding may be declared due and payable in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that the Holders of 50% in aggregate principal amount of the Securities then outstanding, by notice to the Trustee, may on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities or in respect of a covenant or provision that cannot be modified or amended without the consent of all Holders of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; PROVIDED that no such supplemental indenture shall, without the consent of each Holder affected thereby (with respect to any Securities held by a non-consenting Securityholder) (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver,
(ii) reduce the principal of
or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities, (iii) reduce the rate of or change the time for payment of interest on any Security, (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least 50% in aggregate principal amount of the then outstanding Securities and a waiver of the payment default that resulted from such acceleration), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest on the Securities,
(vii) waive a redemption payment with respect to any Security, or (viii) make any change in the foregoing amendment and waiver provisions.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and the interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons.

         At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         As provided in the Indenture, TWG International shall be required to make mandatory prepayments equal to Excess Cash Flow until the Obligations are fully defeased pursuant to Section 10.2 or until one hundred percent (100%) of the principal amount of the Securities, together with accrued and unpaid interest, is paid. The Securities may also be redeemed by the Issuer, in whole, or in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, at a redemption price equal to 100% of the principal amount of the Securities redeemed, together with accrued and unpaid interest to the date fixed for redemption. If there is a Change of Control (as defined in the Indenture), the Issuer shall be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued unpaid interest, if any, through the date of such purchase.

         Subject to payment by the Issuer of a sum sufficient to pay the amount due upon redemption, interest on this Security shall cease to accrue upon the date duly fixed for redemption of this Security.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer, employee or director, as such, past, present or future, of the Issuer or Trustee or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

         This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by an authorized signatory of the Trustee acting under the Indenture.

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities described in the within-mentioned Indenture.

Dated: October 15, 1999

                                      U.S. Trust Company of Texas, N.A., as
                                      Trustee



                                      By
                                         -----------------------------------
                                         Authorized Signatory

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

         I or we assign and transfer this Security to:

-------------------------------------------------------------------------------
         (Insert assignee's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint _________________________________________ agent to transfer this Security on the books of Issuer. The agent may substitute another to act for him.


If you want the Note certificate made out in another person's name, fill in the form below:

-------------------------------------------------------------------------------
         (insert other person's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type other person's name, address and zip code)

   Date:
        -----------------                --------------------------------------
                                                   Your Signature

                                         --------------------------------------
                                                   Signature Guaranty

                                         --------------------------------------
                                         Notice: Signature must be guaranteed
                                         by an "Eligible Guarantor Institution"
                                         as defined by Securities Exchange Act
                                         Rule 17Ad-15.

(Sign exactly as your name appears on the other side of this Security)

 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT
     REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE
                  ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 1                                                              $2,700,000.00

                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999
                             Date: October 15, 1999
                               New York, New York

         Trans World Gaming Corp. ("TWG"), a Nevada corporation, and its wholly-owned subsidiaries, TWG International U.S. Corporation ("TWG International"), a Nevada corporation and TWG Finance Corp., a Delaware corporation ("TWG Finance"), which are collectively referred to herein as the "Issuer"), for value received, hereby promise to pay jointly and severally to, Value Partners, Ltd. or its registered assigns, the principal sum of $2,700,000.00 Dollars, at the Issuer's office or agency for said purpose, on March 17, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest semi-annually on March 17 and September 17 (each an "Interest Payment Date") of each year, commencing with March 17, 2000, on said principal sum in like coin or currency at 12% simple interest per annum at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for unless the date hereof is a date to which interest on the Securities is paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from the date of issuance. To the extent lawful, the Issuer promises to pay interest on any interest payment past due but unpaid on such unpaid principal amount at a rate of 17% per annum compounded semi-annually.

         The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered on the 15th day of the month next preceding the month in which such interest payment falls, whether or not a Business Day (each an "Interest Record Date"), PROVIDED that interest may be paid, at the option of the Issuer, by mailing a check therefor payable on the Interest Payment Date to the registered Holder entitled thereto at his last address as it appears on the Security register.

         If interest on the Securities is in default, the Trustee shall, prior to the payment of interest, establish a special record date (the "Special Record Date") for such payment, which Special Record Date shall be not more than fifteen (15) nor less than ten (10) days prior to the date of the proposed payment. Payment of such defaulted interest shall then be made by check, as provided herein and in the Indenture, mailed or remitted to the persons in whose names the Securities are registered on the Special Record Date at the addresses or accounts of such persons shown on the security register.

         Interest on this Security will be calculated on the basis of a 360-day year, consisting of twelve 30-day months.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth in this place.

         IN WITNESS WHEREOF, each Issuer has caused this instrument to be duly executed under its corporate seal.

[Seal]                                      TRANS WORLD GAMING CORP.

                                            By:
                                                -------------------------------

                                            Its: Chief Executive Officer


[Seal]                                      TWG INTERNATIONAL U.S. CORPORATION

                                            By:
                                                -------------------------------

                                            Its: Vice President


[Seal]                                      TWG FINANCE CORP.

                                            By:
                                                -------------------------------

                                            Its: Vice President

                              [REVERSE OF SECURITY]
                            TRANS WORLD GAMING CORP.
                       TWG INTERNATIONAL U.S. CORPORATION
                                TWG FINANCE CORP.
            12% Senior Secured Notes Due March 17, 2005, Series 1999

         This Security is one of a series of duly authorized debt securities of the Issuer designated as "12% Senior Secured Notes Due March 17, 2005, Series 1999", issued in an aggregate principal amount of $3,000,000, and issued pursuant to that certain Second Supplemental Trust Indenture ("Supplemental Indenture") dated as of October 15, 1999, duly executed and delivered by the Issuer to U.S. Trust Company of Texas, N.A., as Trustee (hereinafter referred to as the "Trustee"), which Supplemental Indenture supplements the Indenture ("Original Indenture") dated as of March 31, 1998 and supplemented on October 29, 1998, duly executed and delivered by the Issuer to the Trustee. The Original Indenture and the Supplemental Indenture are hereinafter referred to as the "Indenture." Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Securities. The Securities are secured obligations of the Issuer. Capitalized terms used in this Security and not defined herein shall have the meaning set forth in the Indenture.

         In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal and interest in respect of all of the Securities then outstanding may be declared due and payable in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that the Holders of 50% in aggregate principal amount of the Securities then outstanding, by notice to the Trustee, may on behalf of the Holders of all of the Securities, waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Securities or in respect of a covenant or provision that cannot be modified or amended without the consent of all Holders of the Securities. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Security which may be issued in exchange or substitution therefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits the Issuer and the Trustee, with the consent of the Holders of not less than 50% in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities; PROVIDED that no such supplemental indenture shall, without the consent of each Holder affected thereby (with respect to any Securities held by a non-consenting Securityholder) (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver,
(ii) reduce the principal of
or change the fixed maturity of any Security or alter the provisions with respect to the redemption of the Securities, (iii) reduce the rate of or change the time for payment of interest on any Security, (iv) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders of at least 50% in aggregate principal amount of the then outstanding Securities and a waiver of the payment default that resulted from such acceleration), (v) make any Security payable in money other than that stated in the Securities, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest on the Securities,
(vii) waive a redemption payment with respect to any Security, or (viii) make any change in the foregoing amendment and waiver provisions.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Issuer, which are absolute and unconditional, to pay the principal of and the interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons.

         At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         As provided in the Indenture, TWG International shall be required to make mandatory prepayments equal to Excess Cash Flow until the Obligations are fully defeased pursuant to Section 10.2 or until one hundred percent (100%) of the principal amount of the Securities, together with accrued and unpaid interest, is paid. The Securities may also be redeemed by the Issuer, in whole, or in part, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, at a redemption price equal to 100% of the principal amount of the Securities redeemed, together with accrued and unpaid interest to the date fixed for redemption. If there is a Change of Control (as defined in the Indenture), the Issuer shall be required to offer to purchase all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued unpaid interest, if any, through the date of such purchase.

         Subject to payment by the Issuer of a sum sufficient to pay the amount due upon redemption, interest on this Security shall cease to accrue upon the date duly fixed for redemption of this Security.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer, employee or director, as such, past, present or future, of the Issuer or Trustee or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

         This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by an authorized signatory of the Trustee acting under the Indenture.

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Securities described in the within-mentioned Indenture.

Dated: October 15, 1999

                                      U.S. Trust Company of Texas, N.A., as
                                      Trustee



                                      By
                                         -----------------------------------
                                         Authorized Signatory

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

         I or we assign and transfer this Security to:

-------------------------------------------------------------------------------
         (Insert assignee's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type assignee's name, address and zip code)

and irrevocably appoint _________________________________________ agent to transfer this Security on the books of Issuer. The agent may substitute another to act for him.


If you want the Note certificate made out in another person's name, fill in the form below:

-------------------------------------------------------------------------------
         (insert other person's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
         (Print or type other person's name, address and zip code)

   Date:
        -----------------                --------------------------------------
                                                   Your Signature

                                         --------------------------------------
                                                   Signature Guaranty

                                         --------------------------------------
                                         Notice: Signature must be guaranteed
                                         by an "Eligible Guarantor Institution"
                                         as defined by Securities Exchange Act
                                         Rule 17Ad-15.

(Sign exactly as your name appears on the other side of this Security)